SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 30, 2013
__________________

CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

__________________

Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 30, 2013, Customers Bancorp, Inc. (the “Company”) entered into a definitive Amendment No. 2 (the “Second Amendment”) to that certain Stock Purchase Agreement, dated as of June 20, 2012, as amended by that certain Amendment to Stock Purchase Agreement, dated as of December 18, 2012 (collectively, the “Agreement”), by and among the Company, Acacia Life Insurance Company (“Acacia”) and Ameritas Life Insurance Corp. (together with Acacia, “Sellers”).

The Second Amendment served to revise from January 31, 2013 to February 28, 2013 the date at which, if the acquisition of Acacia Federal Savings Bank pursuant to the Agreement has not closed, either the Company or Sellers may terminate the Agreement.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference in its entirety.

Item 2.02                 Results of Operations and Financial Condition

On January 31, 2012, the Company issued a press release announcing unaudited financial information for the quarter and year ended December 31, 2012, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Amendment No. 2 to Stock Purchase Agreement, dated as of January 30, 2013, by and among the Company, Acacia Life Insurance Company and Ameritas Life Insurance Corp.
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By:	/s/ James D. Hogan
Name:	James D. Hogan
Title:	Chief Financial Officer

Date:   January 31, 2013

EXHIBITS INDEX

Exhibit	Description

Exhibit 2.1	Amendment No. 2 to Stock Purchase Agreement, dated as of January 30, 2013, by and among the Company, Acacia Life Insurance Company and Ameritas Life Insurance Corp.
Exhibit 99.1	Press Release